______________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 15, 2003


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                      000-19341             73-1373454
(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)       Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)

 ______________________________________________________________________________

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  Other Events and Regulation FD Disclosure.

     On October 15, 2003, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the third quarter ended September 30, 2003 ("Press Release"). The full text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference. On October 15, 2003, in connection with BOK Financial's issuance of the Press Release, BOK Financial released financial information related to the three and nine months ended September 30, 2003 ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)      Exhibits

99(a) Text of Press Release, dated October 15, 2003, titled "BOK Financial Reports Solid Quarterly, Nine-Month Earnings"

99(b)   Financial  Information  for the Three and Nine Months Ended  September
        30, 2003



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BOK FINANCIAL CORPORATION

                                        By:  /s/  Steven E. Nell
                                        Steven E. Nell
                                        Executive Vice President
                                        Chief Financial Officer
Date:  October 15, 2003

                                  Exhibit Index

Exhibit No.                Description

99(a) Text of Press Release, dated October 15, 2003, titled "BOK Financial Reports Solid Quarterly, Nine-Month Earnings"

99(b)                      Financial Information for the Three and Nine Months
                           Ended September 30, 2003